================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: APRIL 26, 2006)


                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



          DELAWARE                     1-3920                    71-0268502
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of  incorporation)                                      Identification No.)



                 5314 S YALE AVENUE, TULSA, OKLAHOMA      74135
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE): (918) 494-0964


               2250 EAST 73rd STREET, TULSA, OKLAHOMA 74136-6832
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01  REGULATON FD DISCLOSURE


On April 26, 2006, North American Galvanizing & Coatings, Inc. issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: April 27, 2006              North American Galvanizing & Coatings, Inc.



                                  By: /s/ Beth B. Hood
                                      ----------------------------
                                      Beth B. Hood
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------

99.1 Press release, dated April 26, 2006, of North American Galvanizing & Coatings, Inc.